UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04186

John Hancock Income Securities Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Income Securities Trust
Closed-end fixed income
Ticker: JHS
October 31, 2022

A message to shareholders
Dear shareholders,
Bonds declined as yields rose to their highest levels in more than a decade during the 12 months ended October 31, 2022. The 12-month U.S. inflation rate peaked in June at a 40-year high of 9.1% before falling back, but it remained at elevated levels in the ensuing months. The U.S. Federal Reserve (Fed) continued its inflation-fighting campaign by raising short-term interest rates three times, boosting the federal funds rate target to its highest level in more than 14 years. While bond yields rose broadly for the period, short-term yields climbed the most in response to changing Fed policy.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Fund’s investments
35	Financial statements
39	Financial highlights
40	Notes to financial statements
48	Report of independent registered public accounting firm
49	Tax information
50	Investment objective, principal investment strategies, and principal risks
54	Additional information
57	Evaluation of advisory and subadvisory agreements by the Board of Trustees
63	Trustees and Officers
67	More information
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2022 (%)

The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Rising inflation put downward pressure on U.S. bond market
The highest inflation rate in four decades led to a sharp rise in U.S. interest rates, which pushed bond prices sharply lower.
Sector performance was uniformly negative
Investment-grade corporate bonds posted the largest declines, weighed down by economic uncertainty, while asset-backed securities and other short-term sectors held up the best.
The fund underperformed its comparative index
The fund’s leverage exacerbated the declines in its fixed-income holdings, resulting in a return that trailed the performance of the Bloomberg U.S. Government/Credit Bond Index.
PORTFOLIO COMPOSITION AS OF 10/31/2022 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	3

QUALITY COMPOSITION AS OF 10/31/2022 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-22 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Management’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended October 31, 2022?
U.S. bonds experienced substantial declines as interest rates rose sharply. Inflation surged to its highest level in more than 40 years, driven by steep increases in food and energy prices. To rein in inflationary pressures, the U.S. Federal Reserve (Fed) raised short-term interest rates aggressively over the last six months of the period. The Fed’s actions pushed bond yields broadly higher, putting downward pressure on bond prices.
On a sector basis, investment-grade corporate bonds declined the most as investors grew increasingly concerned that the Fed rate hikes would lead to an economic downturn. Residential mortgage-backed securities also underperformed as mortgage rates soared, while shorter-term sectors such as asset-backed securities held up the best.
How did the fund perform?
The fund declined significantly on both a net asset value and market price basis, trailing the return of its comparative index. The fund uses leverage to increase its overall fixed-income exposure, which helps boost the income the fund produces for shareholders. However, it also amplifies investment returns, whether in a positive or negative direction, and in a period in which bonds were down meaningfully, the fund declined to a greater extent than the broader bond market.
Sector allocation also weighed on performance compared with the index. An underweight position in U.S. Treasury securities and an overweight position in agency mortgage-backed securities detracted. The fund’s largest sector weighting was in corporate bonds, where investment-grade and high-yield bonds constituted
COUNTRY COMPOSITION AS OF 10/31/2022 (% of total investments)
United States	89.9
Canada	1.8
United Kingdom	1.7
Other countries	6.6
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	5

more than half of the portfolio on average during the period. The fund’s corporate bond holdings also detracted from relative results.
On the positive side, the fund’s duration positioning (a measure of interest-rate sensitivity) aided relative performance. The fund’s duration of approximately 5 years was notably shorter than the index’s duration of approximately 7 years, which helped mitigate the negative impact of rising bond yields on the fund’s return.
How was the portfolio positioned at the end of the reporting period?
Corporate bonds remain a significant component of the portfolio as considerably higher yields should lead to attractive returns going forward; however, we’ve positioned the portfolio more defensively. Individual security selection will continue to be a key part of our investment approach, with an emphasis on risk-adjusted returns, which should help in navigating the softening economic landscape.
Can you tell us about an addition to the portfolio management team?
Effective March 31, 2022, Connor Minnaar, CFA, was added to the team.
MANAGED BY

Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2022

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	-23.60	-0.84	2.52	-4.12	28.27
At Market price	-27.45	-1.42	1.30	-6.92	13.78
Bloomberg U.S. Government/Credit Index	-16.04	-0.32	0.86	-1.57	8.94
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	7

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Income Securities Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
8	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Fund’s investments
AS OF 10-31-22
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 55.8% (33.3% of Total investments)				$73,706,034
(Cost $79,378,631)
U.S. Government 27.9%				36,822,027
U.S. Treasury
Bond (A)(B)	2.875	05-15-52	3,901,000	3,027,542
Bond (B)	3.375	08-15-42	1,365,000	1,177,526
Note (A)(B)	2.500	05-31-24	7,617,000	7,370,340
Note (A)(B)	2.750	08-15-32	6,698,000	5,993,663
Note	4.125	10-31-27	12,682,000	12,615,611
Note (B)	4.250	09-30-24	3,372,000	3,354,877
Note	4.250	10-15-25	3,300,000	3,282,468
U.S. Government Agency 27.9%				36,884,007
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.500	08-01-50	54,013	44,879
30 Yr Pass Thru	2.500	08-01-51	737,471	609,994
30 Yr Pass Thru	2.500	11-01-51	526,942	435,198
30 Yr Pass Thru	2.500	12-01-51	175,766	144,450
30 Yr Pass Thru	3.000	03-01-43	338,724	298,994
30 Yr Pass Thru	3.000	10-01-49	854,842	739,154
30 Yr Pass Thru	3.000	12-01-49	57,606	49,774
30 Yr Pass Thru	3.000	12-01-49	1,192,925	1,025,519
30 Yr Pass Thru	3.000	01-01-50	803,306	696,098
30 Yr Pass Thru	3.500	07-01-46	473,295	428,757
30 Yr Pass Thru	3.500	10-01-46	343,501	308,386
30 Yr Pass Thru	3.500	12-01-46	150,824	136,537
30 Yr Pass Thru	3.500	02-01-47	853,332	771,433
30 Yr Pass Thru	3.500	11-01-48	1,633,314	1,476,045
30 Yr Pass Thru	4.000	05-01-52	953,754	875,101
30 Yr Pass Thru	4.500	07-01-52	252,560	237,866
30 Yr Pass Thru	4.500	08-01-52	154,586	145,585
30 Yr Pass Thru	4.500	08-01-52	767,962	723,821
30 Yr Pass Thru	4.500	08-01-52	635,043	598,542
30 Yr Pass Thru	4.500	09-01-52	384,283	361,403
30 Yr Pass Thru	4.500	09-01-52	436,035	411,518
Federal National Mortgage Association
30 Yr Pass Thru	2.500	08-01-51	485,744	401,325
30 Yr Pass Thru	2.500	10-01-51	257,472	212,564
30 Yr Pass Thru	2.500	11-01-51	532,547	440,493
30 Yr Pass Thru	2.500	01-01-52	587,111	483,424
30 Yr Pass Thru	2.500	03-01-52	2,049,498	1,686,903
30 Yr Pass Thru	3.000	12-01-42	1,016,674	895,606
30 Yr Pass Thru	3.000	07-01-43	260,602	228,592
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	9

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	08-01-49	1,967,387	$1,695,602
30 Yr Pass Thru	3.000	11-01-49	266,862	229,996
30 Yr Pass Thru	3.000	01-01-52	1,910,223	1,632,158
30 Yr Pass Thru	3.500	12-01-42	1,149,339	1,043,063
30 Yr Pass Thru	3.500	01-01-43	1,179,894	1,070,793
30 Yr Pass Thru	3.500	04-01-45	419,742	379,881
30 Yr Pass Thru	3.500	11-01-46	832,280	751,940
30 Yr Pass Thru	3.500	07-01-47	851,084	768,131
30 Yr Pass Thru	3.500	07-01-47	869,777	788,536
30 Yr Pass Thru	3.500	11-01-47	366,694	330,724
30 Yr Pass Thru	3.500	09-01-49	189,640	169,156
30 Yr Pass Thru	3.500	03-01-50	471,241	419,751
30 Yr Pass Thru	4.000	09-01-41	319,044	299,350
30 Yr Pass Thru	4.000	01-01-49	815,701	751,555
30 Yr Pass Thru	4.000	07-01-49	179,274	166,072
30 Yr Pass Thru	4.000	08-01-49	351,979	325,785
30 Yr Pass Thru	4.000	02-01-50	275,879	254,616
30 Yr Pass Thru	4.000	03-01-51	942,357	870,754
30 Yr Pass Thru	4.000	08-01-51	613,796	568,597
30 Yr Pass Thru	4.000	10-01-51	1,258,960	1,157,794
30 Yr Pass Thru	4.000	04-01-52	117,950	107,882
30 Yr Pass Thru	4.000	06-01-52	1,173,937	1,070,652
30 Yr Pass Thru	4.000	06-01-52	1,174,851	1,072,367
30 Yr Pass Thru	4.000	06-01-52	966,091	885,138
30 Yr Pass Thru	4.000	07-01-52	454,766	415,807
30 Yr Pass Thru	4.500	06-01-52	484,718	456,971
30 Yr Pass Thru	4.500	06-01-52	1,113,638	1,048,846
30 Yr Pass Thru	4.500	08-01-52	538,952	506,122
30 Yr Pass Thru	4.500	08-01-52	119,304	112,357
30 Yr Pass Thru	4.500	08-01-52	894,121	839,656
30 Yr Pass Thru	4.500	09-01-52	750,843	709,799

30 Yr Pass Thru (C)	5.500	TBA	1,132,000	1,116,195
Foreign government obligations 0.7% (0.4% of Total investments)				$940,473
(Cost $1,124,299)
Argentina 0.1%				190,803
Republic of Argentina Bond (3.500% to 7-9-29, then 4.875% thereafter)	3.500	07-09-41	801,000	190,803
Qatar 0.2%				240,020
State of Qatar Bond (D)	5.103	04-23-48	259,000	240,020
10	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Saudi Arabia 0.4%				$509,650
Kingdom of Saudi Arabia Bond (D)	4.375	04-16-29	534,000	509,650

Corporate bonds 81.4% (48.7% of Total investments)				$107,628,146
(Cost $127,228,405)
Communication services 8.7%				11,496,694
Diversified telecommunication services 2.2%
AT&T, Inc. (B)	3.500	06-01-41	423,000	298,855
AT&T, Inc.	3.650	06-01-51	506,000	336,573
Connect Finco SARL (D)	6.750	10-01-26	371,000	348,740
GCI LLC (D)	4.750	10-15-28	145,000	122,076
Level 3 Financing, Inc. (D)	3.400	03-01-27	328,000	282,362
Telecom Argentina SA (D)	8.000	07-18-26	69,000	59,566
Telefonica Emisiones SA	5.213	03-08-47	403,000	302,983
Telesat Canada (D)	5.625	12-06-26	93,000	43,895
Total Play Telecomunicaciones SA de CV (D)	6.375	09-20-28	216,000	148,045
Total Play Telecomunicaciones SA de CV (A)(B)(D)	7.500	11-12-25	362,000	305,889
Verizon Communications, Inc. (B)	4.329	09-21-28	635,000	595,292
Entertainment 1.9%
AMC Entertainment Holdings, Inc. (D)	10.000	06-15-26	26,000	13,780
Lions Gate Capital Holdings LLC (D)	5.500	04-15-29	216,000	163,942
Live Nation Entertainment, Inc. (A)(B)(D)	4.750	10-15-27	92,000	81,873
Netflix, Inc.	4.875	04-15-28	465,000	441,290
Netflix, Inc. (D)	4.875	06-15-30	209,000	193,531
Netflix, Inc. (D)	5.375	11-15-29	92,000	87,400
Netflix, Inc.	5.875	11-15-28	400,000	397,000
Playtika Holding Corp. (B)(D)	4.250	03-15-29	28,000	23,323
The Walt Disney Company (B)	7.750	01-20-24	1,020,000	1,053,340
Interactive media and services 0.0%
Match Group Holdings II LLC (D)	3.625	10-01-31	67,000	51,071
Media 3.8%
CCO Holdings LLC (D)	4.500	06-01-33	160,000	121,330
Charter Communications Operating LLC	3.900	06-01-52	179,000	110,844
Charter Communications Operating LLC	4.200	03-15-28	820,000	734,758
Charter Communications Operating LLC	4.800	03-01-50	460,000	325,555
Charter Communications Operating LLC	5.750	04-01-48	531,000	425,905
Charter Communications Operating LLC	6.484	10-23-45	606,000	536,571
Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	315,000	246,922
News Corp. (D)	3.875	05-15-29	166,000	142,677
News Corp. (D)	5.125	02-15-32	84,000	74,970
Radiate Holdco LLC (D)	6.500	09-15-28	175,000	110,250
Sirius XM Radio, Inc. (D)	4.000	07-15-28	274,000	235,552
Sirius XM Radio, Inc. (A)(B)(D)	5.000	08-01-27	309,000	284,280
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Stagwell Global LLC (D)	5.625	08-15-29	131,000	$112,988
Univision Communications, Inc. (B)(D)	4.500	05-01-29	88,000	74,085
Univision Communications, Inc. (B)(D)	7.375	06-30-30	25,000	24,188
Videotron, Ltd. (A)(B)(D)	3.625	06-15-29	132,000	111,155
VTR Finance NV (D)	6.375	07-15-28	2,610,000	1,368,598
Wireless telecommunication services 0.8%
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	225,000	215,508
Telefonica Celular del Paraguay SA (D)	5.875	04-15-27	200,000	179,568
T-Mobile USA, Inc. (B)	2.875	02-15-31	45,000	36,226
T-Mobile USA, Inc. (B)	3.875	04-15-30	517,000	457,338
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%) (B)	7.000	04-04-79	228,000	216,600
Consumer discretionary 7.4%				9,855,498
Auto components 0.1%
Dealer Tire LLC (D)	8.000	02-01-28	92,000	80,463
LCM Investments Holdings II LLC (D)	4.875	05-01-29	74,000	62,420
Automobiles 1.9%
Ford Motor Company	3.250	02-12-32	134,000	100,610
Ford Motor Credit Company LLC	4.125	08-17-27	329,000	292,168
Ford Motor Credit Company LLC	5.113	05-03-29	440,000	393,360
General Motors Company (B)	5.400	10-15-29	306,000	283,629
General Motors Company (B)	5.400	04-01-48	162,000	127,452
General Motors Financial Company, Inc. (B)	2.400	10-15-28	611,000	481,504
General Motors Financial Company, Inc. (B)	3.600	06-21-30	717,000	585,204
Hyundai Capital America (B)(D)	1.800	10-15-25	156,000	137,295
Hyundai Capital America (B)(D)	2.375	10-15-27	156,000	126,994
Diversified consumer services 0.1%
Service Corp. International	4.000	05-15-31	183,000	151,878
Hotels, restaurants and leisure 3.6%
Affinity Gaming (D)	6.875	12-15-27	123,000	102,675
Booking Holdings, Inc. (B)	4.625	04-13-30	334,000	314,283
CCM Merger, Inc. (D)	6.375	05-01-26	105,000	95,775
Choice Hotels International, Inc. (B)	3.700	12-01-29	179,000	149,955
Choice Hotels International, Inc. (B)	3.700	01-15-31	171,000	140,390
Expedia Group, Inc. (B)	2.950	03-15-31	222,000	168,471
Expedia Group, Inc. (B)	4.625	08-01-27	310,000	290,112
Expedia Group, Inc. (B)	5.000	02-15-26	321,000	310,191
Full House Resorts, Inc. (A)(B)(D)	8.250	02-15-28	915,000	796,050
Hilton Grand Vacations Borrower Escrow LLC (D)	4.875	07-01-31	144,000	117,720
Hilton Grand Vacations Borrower Escrow LLC (D)	5.000	06-01-29	182,000	156,089
12	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Hyatt Hotels Corp.	6.000	04-23-30	144,000	$136,489
Jacobs Entertainment, Inc. (D)	6.750	02-15-29	77,000	67,889
Marriott International, Inc. (B)	4.625	06-15-30	300,000	269,116
MGM Resorts International	4.750	10-15-28	314,000	272,248
Mohegan Gaming & Entertainment (D)	8.000	02-01-26	226,000	190,638
New Red Finance, Inc. (B)(D)	4.000	10-15-30	454,000	370,578
Premier Entertainment Sub LLC (D)	5.625	09-01-29	114,000	84,360
Resorts World Las Vegas LLC (D)	4.625	04-16-29	200,000	143,210
Travel + Leisure Company (B)(D)	4.625	03-01-30	145,000	117,046
Travel + Leisure Company	6.600	10-01-25	111,000	108,508
Wyndham Hotels & Resorts, Inc. (D)	4.375	08-15-28	101,000	88,912
Yum! Brands, Inc.	3.625	03-15-31	191,000	153,278
Yum! Brands, Inc. (D)	4.750	01-15-30	183,000	163,556
Household durables 0.4%
Brookfield Residential Properties, Inc. (D)	5.000	06-15-29	117,000	88,128
Century Communities, Inc. (D)	3.875	08-15-29	220,000	173,259
Empire Communities Corp. (D)	7.000	12-15-25	57,000	49,135
KB Home	4.000	06-15-31	178,000	134,835
KB Home	7.250	07-15-30	46,000	42,493
Internet and direct marketing retail 0.5%
Amazon.com, Inc. (B)	4.050	08-22-47	344,000	279,648
eBay, Inc. (B)	2.700	03-11-30	387,000	314,580
Multiline retail 0.4%
Dollar Tree, Inc. (B)	4.200	05-15-28	537,000	499,528
Macy’s Retail Holdings LLC (A)(B)(D)	5.875	04-01-29	54,000	46,637
Macy’s Retail Holdings LLC (A)(B)(D)	5.875	03-15-30	15,000	12,593
Macy’s Retail Holdings LLC (A)(B)(D)	6.125	03-15-32	27,000	22,433
Specialty retail 0.4%
Asbury Automotive Group, Inc. (D)	4.625	11-15-29	38,000	31,255
Asbury Automotive Group, Inc.	4.750	03-01-30	134,000	109,778
AutoNation, Inc. (B)	4.750	06-01-30	142,000	122,267
Group 1 Automotive, Inc. (D)	4.000	08-15-28	33,000	27,139
Ken Garff Automotive LLC (D)	4.875	09-15-28	128,000	106,268
Lithia Motors, Inc. (D)	3.875	06-01-29	80,000	64,456
Lithia Motors, Inc. (D)	4.375	01-15-31	80,000	64,954
Lithia Motors, Inc. (D)	4.625	12-15-27	40,000	35,596
Consumer staples 2.0%				2,700,219
Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc. (B)	4.600	04-15-48	223,000	183,837
Food and staples retailing 0.2%
Advantage Sales & Marketing, Inc. (D)	6.500	11-15-28	245,000	208,412
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products 1.6%
Coruripe Netherlands BV (D)	10.000	02-10-27	205,000	$170,151
JBS USA LUX SA (B)(D)	3.625	01-15-32	207,000	160,425
JBS USA LUX SA (B)(D)	3.750	12-01-31	65,000	50,983
JBS USA LUX SA (B)(D)	5.125	02-01-28	128,000	118,999
JBS USA LUX SA (B)(D)	5.750	04-01-33	348,000	313,597
Kraft Heinz Foods Company (B)	4.375	06-01-46	534,000	416,567
Kraft Heinz Foods Company (B)	5.000	06-04-42	139,000	120,194
Kraft Heinz Foods Company (B)	5.500	06-01-50	133,000	121,813
MARB BondCo PLC (D)	3.950	01-29-31	264,000	195,542
NBM US Holdings, Inc. (D)	6.625	08-06-29	298,000	276,116
Post Holdings, Inc. (B)(D)	5.500	12-15-29	185,000	166,485
Household products 0.0%
Edgewell Personal Care Company (D)	4.125	04-01-29	87,000	74,303
Personal products 0.1%
Oriflame Investment Holding PLC (D)	5.125	05-04-26	205,000	122,795
Energy 9.8%				13,018,460
Energy equipment and services 0.4%
CSI Compressco LP (A)(B)(D)	7.500	04-01-25	297,000	264,580
CSI Compressco LP (D)	7.500	04-01-25	88,000	78,394
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (D)	10.000	04-01-26	285,633	251,033
Oil, gas and consumable fuels 9.4%
Aker BP ASA (A)(B)(D)	3.000	01-15-25	204,000	191,163
Aker BP ASA (D)	3.100	07-15-31	298,000	234,136
Aker BP ASA (D)	3.750	01-15-30	169,000	143,735
Altera Infrastructure LP (D)(E)	8.500	07-15-23	180,000	10,800
Antero Midstream Partners LP (D)	5.375	06-15-29	178,000	162,389
Antero Resources Corp. (D)	5.375	03-01-30	69,000	63,779
Antero Resources Corp. (D)	7.625	02-01-29	1,014,000	1,034,280
Ascent Resources Utica Holdings LLC (D)	5.875	06-30-29	221,000	193,928
Calumet Specialty Products Partners LP (A)(B)(D)	8.125	01-15-27	400,000	378,578
Cheniere Energy Partners LP	4.000	03-01-31	282,000	237,750
Cheniere Energy Partners LP	4.500	10-01-29	403,000	355,829
CNX Resources Corp. (D)	7.375	01-15-31	45,000	44,670
Continental Resources, Inc. (B)	4.900	06-01-44	146,000	103,571
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	200,000	193,512
Diamondback Energy, Inc. (B)	3.125	03-24-31	208,000	169,972
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%) (B)	5.500	07-15-77	340,000	291,754
14	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%) (B)	5.750	07-15-80	347,000	$306,613
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) (B)	6.250	03-01-78	306,000	270,620
Energean Israel Finance, Ltd. (D)	5.375	03-30-28	79,000	69,299
Energean Israel Finance, Ltd. (D)	5.875	03-30-31	138,000	116,496
Energy Transfer LP (B)	4.200	04-15-27	172,000	158,149
Energy Transfer LP (B)	5.150	03-15-45	345,000	269,014
Energy Transfer LP (B)	5.250	04-15-29	546,000	511,668
Energy Transfer LP (B)	5.400	10-01-47	250,000	198,498
Energy Transfer LP (B)	5.500	06-01-27	263,000	255,934
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (F)	6.500	11-15-26	363,000	312,180
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%) (B)	5.250	08-16-77	580,000	453,351
EQM Midstream Partners LP (D)	7.500	06-01-27	32,000	31,600
EQM Midstream Partners LP (D)	7.500	06-01-30	18,000	17,505
EQT Corp.	5.678	10-01-25	60,000	59,311
EQT Corp.	7.000	02-01-30	234,000	239,862
Hess Midstream Operations LP (D)	4.250	02-15-30	59,000	50,454
Hess Midstream Operations LP (D)	5.500	10-15-30	25,000	22,555
Kinder Morgan Energy Partners LP (B)	7.750	03-15-32	208,000	223,692
Leviathan Bond, Ltd. (D)	6.500	06-30-27	327,000	304,763
Leviathan Bond, Ltd. (D)	6.750	06-30-30	64,000	57,155
MC Brazil Downstream Trading SARL (D)	7.250	06-30-31	209,000	159,697
Midwest Connector Capital Company LLC (B)(D)	3.900	04-01-24	9,000	8,660
MPLX LP (B)	4.000	03-15-28	223,000	201,737
MPLX LP (B)	4.125	03-01-27	79,000	73,241
MPLX LP (B)	4.250	12-01-27	170,000	156,746
MPLX LP (B)	4.950	09-01-32	149,000	134,840
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (A)(B)(F)	6.875	02-15-23	752,000	733,200
Ovintiv, Inc. (B)	7.200	11-01-31	41,000	41,856
Parkland Corp. (B)(D)	4.500	10-01-29	678,000	570,862
Parkland Corp. (B)(D)	4.625	05-01-30	130,000	108,136
Petroleos Mexicanos	8.750	06-02-29	123,000	109,592
Sabine Pass Liquefaction LLC (B)	4.200	03-15-28	146,000	133,128
Sabine Pass Liquefaction LLC (B)	4.500	05-15-30	310,000	282,747
Sabine Pass Liquefaction LLC (B)	5.000	03-15-27	259,000	249,598
Sabine Pass Liquefaction LLC (B)	5.875	06-30-26	175,000	174,068
Southwestern Energy Company	4.750	02-01-32	98,000	84,594
Sunoco LP	4.500	05-15-29	72,000	61,841
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sunoco LP	4.500	04-30-30	191,000	$162,428
Targa Resources Corp. (B)	4.950	04-15-52	323,000	242,359
Targa Resources Partners LP (B)	4.000	01-15-32	267,000	219,097
The Williams Companies, Inc. (B)	3.750	06-15-27	253,000	232,524
The Williams Companies, Inc. (B)	4.650	08-15-32	213,000	191,650
TransCanada PipeLines, Ltd. (B)	4.250	05-15-28	205,000	190,096
Venture Global Calcasieu Pass LLC (B)(D)	3.875	08-15-29	72,000	61,740
Venture Global Calcasieu Pass LLC (B)(D)	4.125	08-15-31	119,000	101,451
Financials 22.4%				29,620,617
Banks 14.1%
Banco Santander SA	4.379	04-12-28	200,000	174,804
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%) (B)	2.087	06-14-29	390,000	315,591
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%) (B)	2.592	04-29-31	458,000	361,611
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%) (B)	2.687	04-22-32	676,000	522,449
Bank of America Corp. (B)	3.248	10-21-27	310,000	276,650
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%) (B)	3.846	03-08-37	328,000	262,791
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (B)(F)	6.300	03-10-26	610,000	594,787
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (A)(B)(F)	4.375	03-15-28	296,000	196,458
BPCE SA (B)(D)	4.500	03-15-25	475,000	445,871
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%) (B)	2.561	05-01-32	201,000	153,156
Citigroup, Inc. (B)	3.200	10-21-26	449,000	408,886
Citigroup, Inc. (B)	4.600	03-09-26	605,000	579,857
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (F)	4.700	01-30-25	421,000	337,853
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (A)(B)(F)	6.250	08-15-26	525,000	506,678
Citizens Financial Group, Inc. (A)(B)	3.250	04-30-30	448,000	367,771
Credit Agricole SA (B)(D)	3.250	01-14-30	471,000	360,488
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (B)(D)(F)	7.875	01-23-24	600,000	596,027
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (F)	5.100	06-30-23	880,000	801,504
Freedom Mortgage Corp. (D)	8.125	11-15-24	139,000	122,285
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (B)(F)	6.375	03-30-25	200,000	178,000
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%) (B)	2.522	04-22-31	1,007,000	794,142
16	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%) (B)	2.956	05-13-31	444,000	$349,310
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%) (B)	3.960	01-29-27	422,000	395,192
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (B)(F)	4.600	02-01-25	379,000	338,220
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(F)	6.750	02-01-24	1,170,000	1,170,000
Lloyds Banking Group PLC (B)	4.450	05-08-25	1,245,000	1,193,273
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (F)	7.500	06-27-24	385,000	367,087
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (F)	5.125	11-01-26	141,000	122,907
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (F)	6.000	12-29-25	393,000	349,731
NatWest Markets PLC (A)(B)(D)	1.600	09-29-26	409,000	344,034
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%) (B)	2.490	01-06-28	254,000	210,263
Santander Holdings USA, Inc. (B)	3.244	10-05-26	600,000	531,441
Santander Holdings USA, Inc. (B)	3.450	06-02-25	585,000	546,224
Santander Holdings USA, Inc. (B)	4.400	07-13-27	155,000	140,073
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (D)(F)	5.375	11-18-30	269,000	194,851
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)(F)	3.400	09-15-26	438,000	326,858
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (B)(F)	4.850	06-01-23	224,000	205,565
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (B)(F)(G)	6.460	02-01-23	855,000	852,845
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%) (B)	2.393	06-02-28	701,000	598,787
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%) (B)	2.879	10-30-30	500,000	410,232
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	363,000	245,953
Wells Fargo & Company (3.350% to 3-2-32, then SOFR + 1.500%) (B)	3.350	03-02-33	237,000	191,057
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (A)(B)(F)	5.875	06-15-25	1,220,000	1,171,200
Capital markets 5.0%
Ares Capital Corp. (B)	2.150	07-15-26	311,000	257,474
Ares Capital Corp. (B)	2.875	06-15-28	237,000	185,077
Ares Capital Corp. (B)	3.875	01-15-26	237,000	212,480
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Ares Capital Corp. (B)	4.200	06-10-24	213,000	$204,912
Blackstone Private Credit Fund (B)	2.350	11-22-24	267,000	244,251
Blackstone Private Credit Fund (B)	2.700	01-15-25	207,000	189,105
Blackstone Private Credit Fund (B)	3.250	03-15-27	60,000	49,779
Blackstone Private Credit Fund (B)	4.000	01-15-29	291,000	236,887
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%) (B)	2.311	11-16-27	247,000	197,156
Deutsche Bank AG (3.742% to 10-7-31, then SOFR + 2.257%)	3.742	01-07-33	321,000	218,531
Lazard Group LLC (B)	4.375	03-11-29	230,000	205,837
Macquarie Bank, Ltd. (B)(D)	3.624	06-03-30	246,000	194,309
Macquarie Bank, Ltd. (B)(D)	4.875	06-10-25	217,000	208,335
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%) (B)	2.188	04-28-26	803,000	732,843
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%) (B)	2.239	07-21-32	161,000	118,681
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%) (B)	2.484	09-16-36	501,000	354,699
Morgan Stanley (B)	3.875	01-27-26	218,000	206,263
MSCI, Inc. (D)	3.250	08-15-33	216,000	166,978
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%) (B)	2.615	04-22-32	838,000	639,195
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%) (B)	2.650	10-21-32	323,000	244,535
The Goldman Sachs Group, Inc. (B)	3.850	01-26-27	1,335,000	1,237,301
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (D)(F)	7.000	01-31-24	295,000	285,328
Consumer finance 0.8%
Discover Financial Services (B)	4.100	02-09-27	884,000	801,089
Enova International, Inc. (D)	8.500	09-15-25	260,000	233,247
Insurance 2.3%
Athene Holding, Ltd. (B)	3.500	01-15-31	162,000	127,023
CNA Financial Corp. (B)	2.050	08-15-30	157,000	118,923
CNO Financial Group, Inc. (B)	5.250	05-30-25	512,000	502,433
CNO Financial Group, Inc. (B)	5.250	05-30-29	384,000	350,974
Liberty Mutual Group, Inc. (4.125% to 9-15-26, then 5 Year CMT + 3.315%) (A)(B)(D)	4.125	12-15-51	220,000	165,000
Liberty Mutual Group, Inc. (B)(D)	5.500	06-15-52	49,000	40,300
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) (B)	6.400	12-15-36	355,000	327,601
New York Life Insurance Company (B)(D)	3.750	05-15-50	199,000	140,458
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (D)	2.750	01-21-51	397,000	294,250
18	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. Swap Rate + 3.650%) (D)	5.100	10-16-44	365,000	$349,495
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%) (B)	5.125	03-01-52	162,000	138,133
SBL Holdings, Inc. (B)(D)	5.000	02-18-31	275,000	206,168
Teachers Insurance & Annuity Association of America (B)(D)	4.270	05-15-47	430,000	335,130
Thrifts and mortgage finance 0.2%
Nationstar Mortgage Holdings, Inc. (D)	5.125	12-15-30	136,000	101,692
Nationstar Mortgage Holdings, Inc. (D)	5.500	08-15-28	147,000	119,233
Nationstar Mortgage Holdings, Inc. (D)	6.000	01-15-27	75,000	66,750
Health care 3.3%				4,327,004
Biotechnology 0.4%
AbbVie, Inc. (B)	3.200	11-21-29	639,000	558,524
Health care equipment and supplies 0.1%
Varex Imaging Corp. (B)(D)	7.875	10-15-27	104,000	101,500
Health care providers and services 2.2%
AmerisourceBergen Corp. (B)	2.800	05-15-30	255,000	208,662
Centene Corp.	3.375	02-15-30	138,000	114,650
Centene Corp.	4.250	12-15-27	92,000	84,870
CVS Health Corp. (B)	3.750	04-01-30	222,000	196,031
CVS Health Corp. (B)	4.300	03-25-28	149,000	139,810
CVS Health Corp. (B)	5.050	03-25-48	260,000	220,855
DaVita, Inc. (D)	3.750	02-15-31	287,000	207,510
DaVita, Inc. (D)	4.625	06-01-30	274,000	213,617
Encompass Health Corp.	4.500	02-01-28	130,000	116,337
Encompass Health Corp.	4.625	04-01-31	77,000	63,525
Fresenius Medical Care US Finance III, Inc. (B)(D)	2.375	02-16-31	430,000	299,615
HCA, Inc.	4.125	06-15-29	382,000	337,080
HCA, Inc.	5.250	06-15-26	320,000	310,121
Universal Health Services, Inc. (B)(D)	1.650	09-01-26	254,000	212,857
Universal Health Services, Inc. (B)(D)	2.650	10-15-30	275,000	205,729
Pharmaceuticals 0.6%
Organon & Company (B)(D)	5.125	04-30-31	249,000	211,468
Royalty Pharma PLC (B)	1.750	09-02-27	157,000	129,400
Viatris, Inc. (B)	2.300	06-22-27	99,000	80,971
Viatris, Inc. (B)	2.700	06-22-30	222,000	166,046
Viatris, Inc.	4.000	06-22-50	255,000	147,826
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	19

	Rate (%)	Maturity date	Par value^	Value
Industrials 11.1%				$14,636,345
Aerospace and defense 1.2%
DAE Funding LLC (D)	2.625	03-20-25	207,000	187,811
Huntington Ingalls Industries, Inc. (B)	4.200	05-01-30	190,000	167,962
The Boeing Company (B)	3.200	03-01-29	164,000	136,637
The Boeing Company (B)	5.040	05-01-27	463,000	446,261
The Boeing Company (B)	5.150	05-01-30	651,000	601,514
Airlines 4.7%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	05-15-25	163,514	145,594
Air Canada 2017-1 Class B Pass Through Trust (B)(D)	3.700	01-15-26	194,709	170,968
Alaska Airlines 2020-1 Class B Pass Through Trust (B)(D)	8.000	08-15-25	76,253	73,979
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	672,552	547,382
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	148,409	144,116
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	295,031	227,347
American Airlines 2017-1 Class A Pass Through Trust (B)	4.000	02-15-29	143,081	109,497
American Airlines 2017-1 Class AA Pass Through Trust (B)	3.650	02-15-29	220,125	190,007
American Airlines 2017-2 Class A Pass Through Trust (B)	3.600	10-15-29	180,791	137,003
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	276,617	201,078
American Airlines 2019-1 Class AA Pass Through Trust (B)	3.150	02-15-32	223,887	182,592
American Airlines 2021-1 Class A Pass Through Trust (B)	2.875	07-11-34	152,000	118,293
American Airlines 2021-1 Class B Pass Through Trust	3.950	07-11-30	113,000	88,351
British Airways 2013-1 Class A Pass Through Trust (B)(D)	4.625	06-20-24	250,727	242,693
British Airways 2018-1 Class A Pass Through Trust (B)(D)	4.125	09-20-31	109,143	89,757
British Airways 2020-1 Class A Pass Through Trust (B)(D)	4.250	11-15-32	94,536	84,748
British Airways 2020-1 Class B Pass Through Trust (B)(D)	8.375	11-15-28	70,025	68,121
Delta Air Lines, Inc. (A)(B)	2.900	10-28-24	434,000	410,130
Delta Air Lines, Inc. (A)(B)	4.375	04-19-28	355,000	316,656
Delta Air Lines, Inc. (B)(D)	4.500	10-20-25	79,000	76,981
Delta Air Lines, Inc. (B)(D)	4.750	10-20-28	231,848	215,685
JetBlue 2019-1 Class AA Pass Through Trust (B)	2.750	05-15-32	241,262	191,598
20	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2014-2 Class A Pass Through Trust (B)	3.750	09-03-26	322,813	$287,207
United Airlines 2016-1 Class A Pass Through Trust (B)	3.450	07-07-28	302,567	237,723
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	283,938	247,232
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	77,197	68,902
United Airlines 2019-1 Class A Pass Through Trust (B)	4.550	08-25-31	201,269	162,493
United Airlines 2020-1 Class A Pass Through Trust (B)	5.875	10-15-27	564,334	543,397
United Airlines 2020-1 Class B Pass Through Trust (B)	4.875	01-15-26	129,540	120,472
United Airlines, Inc. (D)	4.375	04-15-26	23,000	20,991
United Airlines, Inc. (D)	4.625	04-15-29	53,000	45,330
US Airways 2010-1 Class A Pass Through Trust (B)	6.250	04-22-23	136,512	135,188
US Airways 2011-1 Class A Pass Through Trust (B)	7.125	10-22-23	120,864	121,523
US Airways 2012-1 Class A Pass Through Trust (B)	5.900	10-01-24	130,655	125,466
US Airways 2012-2 Class A Pass Through Trust (B)	4.625	06-03-25	122,190	109,063
Building products 0.7%
Builders FirstSource, Inc. (D)	4.250	02-01-32	216,000	172,843
Builders FirstSource, Inc. (D)	5.000	03-01-30	34,000	29,200
Builders FirstSource, Inc. (D)	6.375	06-15-32	135,000	124,160
Owens Corning (B)	3.950	08-15-29	659,000	578,266
Commercial services and supplies 0.7%
APX Group, Inc. (A)(B)(D)	5.750	07-15-29	201,000	158,257
Cimpress PLC (D)	7.000	06-15-26	356,000	212,710
Garda World Security Corp. (D)	6.000	06-01-29	76,000	59,228
GFL Environmental, Inc. (D)	4.375	08-15-29	95,000	80,462
Graphic Packaging International LLC (D)	3.500	03-01-29	204,000	172,300
Prime Security Services Borrower LLC (B)(D)	3.375	08-31-27	47,000	40,678
Prime Security Services Borrower LLC (B)(D)	6.250	01-15-28	163,000	149,795
Construction and engineering 0.3%
Global Infrastructure Solutions, Inc. (D)	5.625	06-01-29	189,000	139,755
MasTec, Inc. (B)(D)	4.500	08-15-28	147,000	130,474
Tutor Perini Corp. (D)	6.875	05-01-25	213,000	169,493
Machinery 0.2%
Flowserve Corp. (B)	3.500	10-01-30	184,000	146,494
Hillenbrand, Inc.	3.750	03-01-31	85,000	68,000
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	99,000	94,370
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Professional services 0.3%
CoStar Group, Inc. (D)	2.800	07-15-30	412,000	$324,772
Road and rail 0.6%
Uber Technologies, Inc. (D)	4.500	08-15-29	312,000	267,446
Uber Technologies, Inc. (D)	7.500	05-15-25	228,000	228,114
Uber Technologies, Inc. (D)	7.500	09-15-27	292,000	291,933
Trading companies and distributors 2.3%
AerCap Ireland Capital DAC	1.650	10-29-24	100,000	90,764
AerCap Ireland Capital DAC	1.750	01-30-26	289,000	246,094
AerCap Ireland Capital DAC	2.450	10-29-26	795,000	671,334
AerCap Ireland Capital DAC	2.875	08-14-24	389,000	364,492
Air Lease Corp. (B)	2.100	09-01-28	158,000	121,777
Air Lease Corp. (B)	2.875	01-15-26	171,000	152,009
Air Lease Corp. (B)	3.625	12-01-27	164,000	140,762
Ashtead Capital, Inc. (B)(D)	2.450	08-12-31	200,000	143,448
Beacon Roofing Supply, Inc. (D)	4.125	05-15-29	149,000	123,295
H&E Equipment Services, Inc. (D)	3.875	12-15-28	252,000	212,932
United Rentals North America, Inc. (B)	3.875	11-15-27	556,000	505,654
United Rentals North America, Inc. (B)	4.875	01-15-28	295,000	274,350
Transportation infrastructure 0.1%
Adani Ports & Special Economic Zone, Ltd. (D)	3.100	02-02-31	238,000	152,936
Information technology 7.8%				10,269,004
Communications equipment 0.5%
Motorola Solutions, Inc. (B)	2.300	11-15-30	407,000	304,515
Motorola Solutions, Inc. (B)	2.750	05-24-31	326,000	249,306
Motorola Solutions, Inc. (B)	4.600	05-23-29	114,000	104,800
IT services 1.4%
Block, Inc. (A)(B)	3.500	06-01-31	96,000	77,280
CGI, Inc. (B)	1.450	09-14-26	287,000	246,408
Gartner, Inc. (D)	3.625	06-15-29	89,000	75,650
Gartner, Inc. (A)(B)(D)	4.500	07-01-28	285,000	264,118
Sabre GLBL, Inc. (D)	7.375	09-01-25	641,000	601,694
VeriSign, Inc. (B)	2.700	06-15-31	155,000	120,214
VeriSign, Inc. (B)	5.250	04-01-25	510,000	505,124
Semiconductors and semiconductor equipment 3.5%
Broadcom, Inc. (B)(D)	3.419	04-15-33	394,000	299,383
Broadcom, Inc. (B)	4.750	04-15-29	946,000	878,891
Broadcom, Inc. (B)(D)	4.926	05-15-37	174,000	143,465
KLA Corp. (B)	4.100	03-15-29	173,000	162,249
Marvell Technology, Inc. (B)	2.450	04-15-28	414,000	338,570
Micron Technology, Inc. (B)	4.185	02-15-27	762,000	706,893
Micron Technology, Inc. (B)	4.975	02-06-26	675,000	656,210
22	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Micron Technology, Inc. (B)	5.327	02-06-29	697,000	$646,161
NXP BV	3.250	05-11-41	135,000	87,677
NXP BV	3.875	06-18-26	372,000	346,039
Qorvo, Inc. (D)	3.375	04-01-31	187,000	140,718
Renesas Electronics Corp. (D)	1.543	11-26-24	213,000	193,402
Software 1.2%
Autodesk, Inc. (B)	2.850	01-15-30	653,000	546,042
Consensus Cloud Solutions, Inc. (D)	6.500	10-15-28	194,000	171,240
Infor, Inc. (B)(D)	1.750	07-15-25	113,000	101,603
Oracle Corp. (B)	2.950	04-01-30	666,000	542,324
Workday, Inc. (B)	3.500	04-01-27	154,000	142,051
Technology hardware, storage and peripherals 1.2%
Atento Luxco 1 SA (D)	8.000	02-10-26	106,000	41,342
CDW LLC	3.250	02-15-29	115,000	94,014
CDW LLC	3.569	12-01-31	298,000	234,062
Dell International LLC (D)	3.450	12-15-51	275,000	155,606
Dell International LLC (B)	4.900	10-01-26	480,000	460,719
Dell International LLC (B)	5.300	10-01-29	221,000	206,897
Dell International LLC (B)	5.850	07-15-25	148,000	148,097
Western Digital Corp.	4.750	02-15-26	299,000	276,240
Materials 3.3%				4,313,084
Chemicals 0.8%
Braskem Netherlands Finance BV (A)(B)(D)	5.875	01-31-50	269,000	195,477
FS Luxembourg Sarl (D)	10.000	12-15-25	264,000	269,280
Sasol Financing USA LLC (A)(B)	5.500	03-18-31	286,000	214,206
Trinseo Materials Operating SCA (D)	5.125	04-01-29	138,000	78,315
Valvoline, Inc. (D)	3.625	06-15-31	229,000	180,681
WR Grace Holdings LLC (D)	4.875	06-15-27	84,000	73,500
Construction materials 0.5%
Cemex SAB de CV (D)	3.875	07-11-31	255,000	194,097
Cemex SAB de CV (D)	5.200	09-17-30	256,000	217,740
Standard Industries, Inc. (D)	3.375	01-15-31	109,000	81,554
Standard Industries, Inc. (D)	4.375	07-15-30	122,000	98,643
Standard Industries, Inc. (D)	5.000	02-15-27	54,000	48,870
Containers and packaging 0.4%
Owens-Brockway Glass Container, Inc. (A)(B)(D)	6.625	05-13-27	97,000	92,633
Pactiv Evergreen Group Issuer, Inc. (B)(D)	4.000	10-15-27	275,000	243,375
Pactiv Evergreen Group Issuer, Inc. (B)(D)	4.375	10-15-28	133,000	116,375
Trident TPI Holdings, Inc. (D)	6.625	11-01-25	85,000	73,193
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	23

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining 1.6%
Anglo American Capital PLC (D)	4.750	04-10-27	200,000	$187,416
Arconic Corp. (D)	6.125	02-15-28	134,000	125,609
Commercial Metals Company	3.875	02-15-31	110,000	89,100
First Quantum Minerals, Ltd. (D)	6.875	10-15-27	506,000	470,493
Freeport-McMoRan, Inc.	4.250	03-01-30	278,000	243,333
Freeport-McMoRan, Inc.	4.625	08-01-30	226,000	199,800
Freeport-McMoRan, Inc.	5.450	03-15-43	323,000	265,345
Hudbay Minerals, Inc. (D)	4.500	04-01-26	52,000	45,618
JW Aluminum Continuous Cast Company (D)	10.250	06-01-26	100,000	102,250
Newmont Corp. (B)	2.800	10-01-29	117,000	96,631
Novelis Corp. (B)(D)	4.750	01-30-30	313,000	265,908
Volcan Cia Minera SAA (D)	4.375	02-11-26	52,000	43,642
Real estate 3.2%				4,182,921
Equity real estate investment trusts 3.2%
American Homes 4 Rent LP (B)	4.250	02-15-28	154,000	140,396
American Tower Corp.	1.600	04-15-26	181,000	156,277
American Tower Corp. (B)	3.550	07-15-27	211,000	188,556
American Tower Corp. (B)	3.800	08-15-29	501,000	437,002
Crown Castle, Inc. (B)	3.800	02-15-28	175,000	157,752
Equinix, Inc. (B)	1.550	03-15-28	263,000	209,755
Equinix, Inc. (B)	1.800	07-15-27	201,000	167,259
Equinix, Inc. (B)	2.500	05-15-31	450,000	342,668
Equinix, Inc. (B)	3.200	11-18-29	158,000	132,338
GLP Capital LP	3.250	01-15-32	119,000	88,704
GLP Capital LP	4.000	01-15-30	121,000	99,785
GLP Capital LP	5.375	04-15-26	194,000	185,185
Host Hotels & Resorts LP (B)	3.375	12-15-29	311,000	247,663
Host Hotels & Resorts LP (B)	3.500	09-15-30	182,000	142,742
Host Hotels & Resorts LP (B)	4.500	02-01-26	164,000	153,091
Iron Mountain Information Management Services, Inc. (D)	5.000	07-15-32	54,000	44,534
Iron Mountain, Inc. (D)	4.875	09-15-29	113,000	97,152
Iron Mountain, Inc. (D)	5.250	07-15-30	130,000	112,166
RHP Hotel Properties LP (B)(D)	4.500	02-15-29	206,000	180,765
VICI Properties LP (B)(D)	3.875	02-15-29	561,000	472,384
VICI Properties LP (B)(D)	4.125	08-15-30	155,000	128,037
VICI Properties LP (B)(D)	4.625	12-01-29	199,000	173,038
VICI Properties LP (B)	5.125	05-15-32	62,000	54,931
XHR LP (D)	4.875	06-01-29	82,000	70,741
Utilities 2.4%				3,208,300
Electric utilities 2.0%
Atlantica Transmision Sur SA (D)	6.875	04-30-43	235,250	216,018
24	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Emera US Finance LP (B)	3.550	06-15-26	130,000	$119,939
FirstEnergy Corp.	2.650	03-01-30	690,000	557,810
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	215,000	145,125
NRG Energy, Inc. (B)(D)	2.450	12-02-27	283,000	232,548
NRG Energy, Inc. (B)(D)	3.375	02-15-29	47,000	39,150
NRG Energy, Inc. (B)(D)	3.625	02-15-31	132,000	105,042
NRG Energy, Inc. (B)(D)	3.875	02-15-32	281,000	221,554
NRG Energy, Inc. (B)(D)	4.450	06-15-29	194,000	171,406
Vistra Operations Company LLC (B)(D)	3.700	01-30-27	486,000	434,507
Vistra Operations Company LLC (B)(D)	4.300	07-15-29	441,000	384,724
Independent power and renewable electricity producers 0.2%
AES Panama Generation Holdings SRL (D)	4.375	05-31-30	233,000	183,375
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	110,000	102,300
Multi-utilities 0.2%
Dominion Energy, Inc. (B)	3.375	04-01-30	169,000	145,057

NiSource, Inc. (B)	3.600	05-01-30	174,000	149,745
Municipal bonds 0.4% (0.2% of Total investments)				$531,303
(Cost $694,492)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	176,000	117,165
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	296,000	233,563
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	30,000	22,797

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	187,000	157,778
Term loans (H) 1.0% (0.6% of Total investments)				$1,343,580
(Cost $1,592,499)
Communication services 0.1%				64,610
Media 0.1%
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%)	9.254	09-01-27	71,000	64,610
Consumer discretionary 0.6%				753,658
Household durables 0.2%
Hunter Douglas, Inc., USD Term Loan B1 (3 month SOFR + 3.500%)	6.340	02-26-29	230,423	190,626
Specialty retail 0.4%
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	6.822	10-15-28	650,430	563,032
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	25

	Rate (%)	Maturity date	Par value^	Value
Health care 0.0%				$44,273
Health care providers and services 0.0%
TTF Holdings LLC, Term Loan (1 month LIBOR + 4.000%)	7.813	03-31-28	45,292	44,273
Industrials 0.2%				261,127
Professional services 0.2%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	7.313	06-02-28	355,410	261,127
Information technology 0.0%				60,169
Software 0.0%
Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	8.494	02-01-29	81,560	60,169
Materials 0.1%				159,743
Containers and packaging 0.1%
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 month SOFR + 4.175%)	8.004	04-13-29	44,888	43,173

Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	6.378	04-03-24	122,705	116,570
Collateralized mortgage obligations 13.6% (8.1% of Total investments)				$17,957,901
(Cost $22,794,247)
Commercial and residential 10.2%				13,469,260
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (D)(I)	0.990	04-25-53	121,939	113,659
Series 2021-2, Class A1 (D)(I)	0.985	04-25-66	93,868	72,280
Series 2021-4, Class A1 (D)(I)	1.035	01-20-65	200,863	151,034
Series 2021-5, Class A1 (D)(I)	0.951	07-25-66	255,519	192,136
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (D)(I)	1.175	10-25-48	164,939	139,704
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (D)(I)	3.719	11-05-32	175,000	127,074
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	241,000	228,686
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	155,000	144,798
BBCMS Trust
Series 2015-MSQ, Class D (D)(I)	3.990	09-15-32	480,000	478,728
Series 2015-SRCH, Class D (D)(I)	4.957	08-10-35	295,000	243,829
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	128,445	122,111
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (D)(G)	5.145	05-15-39	212,000	206,321
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (D)(G)	5.695	05-15-39	100,000	96,155
BPR Trust
26	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) (D)(G)	5.274	04-15-37	601,000	$582,296
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (D)(I)	0.941	02-25-49	117,301	107,030
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (D)	0.179	01-10-35	6,885,000	1,066
BX Commercial Mortgage Trust
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (D)(G)	4.342	10-15-37	239,571	230,899
Series 2021-ACNT, Class A (1 month LIBOR + 0.850%) (D)(G)	4.263	11-15-38	184,000	175,340
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (D)(G)	4.512	09-15-36	223,000	205,700
Series 2022-AHP, Class A (1 month CME Term SOFR + 0.990%) (D)(G)	4.366	01-17-39	451,000	432,963
BX Trust
Series 2022-CLS, Class A (D)	5.760	10-13-27	221,000	218,533
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (D)(G)	5.962	12-15-37	146,000	136,007
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class A (D)	4.149	01-10-36	123,000	119,365
COLT Mortgage Loan Trust
Series 2021-2, Class A1 (D)(I)	0.924	08-25-66	218,611	171,850
Series 2021-3, Class A1 (D)(I)	0.956	09-27-66	294,169	225,761
Series 2021-HX1, Class A1 (D)(I)	1.110	10-25-66	240,047	190,313
COLT Trust
Series 2020-RPL1, Class A1 (D)(I)	1.390	01-25-65	392,569	335,028
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO	1.535	10-15-45	678,922	7
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.435	05-10-51	3,809,253	75,016
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(I)	4.394	08-10-30	340,000	320,573
Series 2020-CBM, Class A2 (D)	2.896	02-10-37	208,000	189,820
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (D)(G)	5.012	05-15-36	350,000	339,179
Series 2021-NQM2, Class A1 (D)(I)	1.179	02-25-66	166,735	140,463
Series 2021-NQM3, Class A1 (D)(I)	1.015	04-25-66	143,798	113,178
Series 2021-NQM5, Class A1 (D)(I)	0.938	05-25-66	148,424	110,346
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (D)(I)	0.797	02-25-66	73,821	57,680
Series 2021-2, Class A1 (D)(I)	0.931	06-25-66	168,473	129,575
Flagstar Mortgage Trust
Series 2021-1, Class A2 (D)(I)	2.500	02-01-51	364,745	282,578
GCAT Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-NQM1, Class A1 (D)(I)	0.874	01-25-66	132,610	$110,851
Series 2021-NQM2, Class A1 (D)(I)	1.036	05-25-66	119,808	94,490
Series 2021-NQM3, Class A1 (D)(I)	1.091	05-25-66	195,069	156,416
GS Mortgage Securities Trust
Series 2017-485L, Class C (D)(I)	3.982	02-10-37	240,000	203,637
Series 2020-UPTN, Class A (D)	2.751	02-10-37	192,000	175,202
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (D)(I)	1.382	09-27-60	48,086	43,701
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (D)	0.350	05-19-47	2,558,890	26,519
Series 2007-4, Class ES IO	0.350	07-19-47	2,666,969	34,868
Series 2007-6, Class ES IO (D)	0.343	08-19-37	2,729,578	33,922
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (D)(I)	1.071	06-25-56	116,256	94,455
IMT Trust
Series 2017-APTS, Class CFX (D)(I)	3.497	06-15-34	190,000	178,173
InTown Mortgage Trust
Series 2022-STAY, Class A (1 month CME Term SOFR + 2.489%) (D)(G)	5.865	08-15-39	359,000	353,615
Irvine Core Office Trust
Series 2013-IRV, Class A2 (D)(I)	3.173	05-15-48	245,000	240,591
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class AFX (D)	2.812	01-16-37	195,000	176,151
KNDL Mortgage Trust
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (D)(G)	4.762	05-15-36	144,000	139,051
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (D)(G)	4.112	03-15-38	275,232	263,064
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (D)(G)	4.812	03-15-38	216,253	202,716
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (D)(G)	4.671	05-15-39	602,000	579,472
MFA Trust
Series 2021-NQM1, Class A1 (D)(I)	1.153	04-25-65	103,833	89,503
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(I)	3.790	11-15-32	100,000	90,323
Series 2018-ALXA, Class C (D)(I)	4.316	01-15-43	175,000	148,285
NYMT Loan Trust
Series 2022-CP1, Class A1 (D)	2.042	07-25-61	120,885	106,744
OBX Trust
Series 2020-EXP2, Class A3 (D)(I)	2.500	05-25-60	89,034	70,215
Series 2021-NQM2, Class A1 (D)(I)	1.101	05-25-61	223,492	172,086
Series 2021-NQM3, Class A1 (D)(I)	1.054	07-25-61	269,057	199,713
One Market Plaza Trust
Series 2017-1MKT, Class D (D)	4.146	02-10-32	190,000	177,043
SLG Office Trust
Series 2021-OVA, Class D (D)	2.851	07-15-41	270,000	193,956
Starwood Mortgage Residential Trust
28	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2022-1, Class A1 (D)(I)	2.447	12-25-66	262,565	$212,054
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(I)	3.528	10-25-53	125,000	119,690
Series 2015-2, Class 1M2 (D)(I)	3.394	11-25-60	273,233	266,270
Series 2017-2, Class A1 (D)(I)	2.750	04-25-57	11,356	11,186
Series 2018-1, Class A1 (D)(I)	3.000	01-25-58	50,498	48,597
Series 2018-4, Class A1 (D)(I)	3.000	06-25-58	199,174	179,352
Series 2018-5, Class A1A (D)(I)	3.250	07-25-58	32,807	31,326
Series 2019-1, Class A1 (D)(I)	3.704	03-25-58	147,470	135,454
Series 2019-4, Class A1 (D)(I)	2.900	10-25-59	161,748	147,441
Series 2020-4, Class A1 (D)	1.750	10-25-60	195,915	173,281
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (D)	1.218	05-25-65	67,375	60,928
Series 2021-3, Class A1 (D)(I)	1.046	06-25-66	210,601	163,932
Series 2021-4, Class A1 (D)(I)	0.938	07-25-66	119,181	91,349
Series 2021-5, Class A1 (D)(I)	1.013	09-25-66	230,659	177,261
Series 2021-R1, Class A1 (D)(I)	0.820	10-25-63	98,676	89,296
U.S. Government Agency 3.4%				4,488,641
Federal Home Loan Mortgage Corp.
Series 2022-DNA1, Class M1A (1 month SOFR + 1.000%) (D)(G)	3.997	01-25-42	278,219	269,056
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%) (D)(G)	4.297	02-25-42	194,416	190,168
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (D)(G)	5.397	02-25-42	270,000	248,400
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (D)(G)	4.997	04-25-42	265,027	259,727
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (D)(G)	5.897	04-25-42	164,000	152,110
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (D)(G)	5.197	05-25-42	206,951	204,623
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (D)(G)	6.347	05-25-42	250,000	235,625
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%) (D)(G)	7.497	06-25-42	272,000	270,980
Federal National Mortgage Association
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (D)(G)	5.097	03-25-42	246,836	243,469
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (D)(G)	4.997	03-25-42	105,898	104,095
Government National Mortgage Association
Series 2012-114, Class IO	0.621	01-16-53	489,292	7,529
Series 2016-174, Class IO	0.845	11-16-56	819,157	33,626
Series 2017-109, Class IO	0.272	04-16-57	866,867	18,312
Series 2017-124, Class IO	0.616	01-16-59	752,472	23,277
Series 2017-135, Class IO	0.721	10-16-58	1,205,198	50,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	29

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-140, Class IO	0.486	02-16-59	586,481	$20,037
Series 2017-20, Class IO	0.544	12-16-58	1,421,862	38,900
Series 2017-22, Class IO	0.796	12-16-57	390,413	15,594
Series 2017-46, Class IO	0.685	11-16-57	1,139,587	43,759
Series 2017-61, Class IO	0.769	05-16-59	640,593	24,962
Series 2017-74, Class IO	0.460	09-16-58	1,163,982	29,167
Series 2018-114, Class IO	0.710	04-16-60	822,002	34,154
Series 2018-158, Class IO	0.769	05-16-61	1,283,213	66,167
Series 2018-35, Class IO	0.528	03-16-60	1,665,381	65,318
Series 2018-43, Class IO	0.498	05-16-60	2,081,313	71,942
Series 2018-69, Class IO	0.610	04-16-60	680,763	32,127
Series 2018-9, Class IO	0.443	01-16-60	1,224,348	39,344
Series 2019-131, Class IO	0.802	07-16-61	937,280	52,671
Series 2020-100, Class IO	0.784	05-16-62	1,098,601	66,043
Series 2020-108, Class IO	0.847	06-16-62	1,236,187	75,218
Series 2020-114, Class IO	0.800	09-16-62	2,630,613	165,535
Series 2020-118, Class IO	0.886	06-16-62	1,902,072	121,285
Series 2020-119, Class IO	0.601	08-16-62	1,086,716	56,127
Series 2020-120, Class IO	0.760	05-16-62	603,314	35,986
Series 2020-137, Class IO	0.794	09-16-62	3,030,101	176,146
Series 2020-150, Class IO	0.962	12-16-62	1,691,172	121,749
Series 2020-170, Class IO	0.833	11-16-62	2,261,601	146,595
Series 2021-203, Class IO	0.868	07-16-63	1,807,088	123,812
Series 2021-3, Class IO	0.867	09-16-62	2,907,471	192,524
Series 2021-40, Class IO	0.824	02-16-63	716,078	46,938
Series 2022-150, Class IO	0.824	06-16-64	258,574	17,675
Series 2022-17, Class IO	0.802	06-16-64	1,527,609	103,984
Series 2022-21, Class IO	0.783	10-16-63	667,234	43,996

Series 2022-53, Class IO	0.712	06-16-64	2,567,077	149,639
Asset backed securities 11.9% (7.1% of Total investments)				$15,684,839
(Cost $18,092,473)
Asset backed securities 11.9%				15,684,839
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (D)	3.199	12-20-30	105,000	94,240
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (D)	1.937	08-15-46	535,000	447,967
AMSR Trust
Series 2020-SFR4, Class A (D)	1.355	11-17-37	111,000	97,071
Applebee’s Funding LLC
Series 2019-1A, Class A2I (D)	4.194	06-05-49	435,600	410,258
Aqua Finance Trust
Series 2021-A, Class A (D)	1.540	07-17-46	120,033	108,288
Arby’s Funding LLC
Series 2020-1A, Class A2 (D)	3.237	07-30-50	381,225	320,106
Avis Budget Rental Car Funding AESOP LLC
30	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2019-3A, Class A (D)	2.360	03-20-26	378,000	$350,630
Series 2020-1A, Class A (D)	2.330	08-20-26	251,000	227,415
BMW Vehicle Lease Trust
Series 2022-1, Class A3	1.100	03-25-25	129,000	123,712
CARS-DB4 LP
Series 2020-1A, Class B1 (D)	4.170	02-15-50	293,000	267,627
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (D)	1.690	07-15-60	371,231	326,356
Series 2021-1A, Class A1 (D)	1.530	03-15-61	369,815	317,027
Chase Auto Credit Linked Notes
Series 2021-3, Class B (D)	0.760	02-26-29	136,636	129,359
CLI Funding VI LLC
Series 2020-1A, Class A (D)	2.080	09-18-45	407,030	349,269
CLI Funding VIII LLC
Series 2021-1A, Class A (D)	1.640	02-18-46	366,335	310,747
Series 2022-1A, Class A (D)	2.720	01-18-47	223,552	187,932
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	15,539	11,426
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	162,350	146,212
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (D)	3.475	04-15-49	80,000	61,680
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	509,588	457,660
Series 2021-1A, Class A2I (D)	2.662	04-25-51	262,995	210,916
Driven Brands Funding LLC
Series 2020-2A, Class A2 (D)	3.237	01-20-51	275,100	222,424
Series 2021-1A, Class A2 (D)	2.791	10-20-51	331,650	256,648
Elmwood CLO IV, Ltd.
Series 2020-1A, Class A (3 month LIBOR + 1.240%) (D)(G)	5.319	04-15-33	263,000	253,889
FirstKey Homes Trust
Series 2020-SFR1, Class A (D)	1.339	08-17-37	446,431	393,674
Series 2020-SFR2, Class A (D)	1.266	10-19-37	266,521	233,239
Series 2021-SFR1, Class A (D)	1.538	08-17-38	211,816	178,185
Series 2021-SFR1, Class D (D)	2.189	08-17-38	264,000	216,799
Five Guys Funding LLC
Series 2017-1A, Class A2 (D)	4.600	07-25-47	193,550	181,063
GM Financial Automobile Leasing Trust
Series 2021-2, Class A4	0.410	05-20-25	96,000	92,018
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A3	1.260	11-16-26	83,000	78,649
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (D)	3.208	01-22-29	297,000	269,019
Series 2021-1A, Class A2 (D)	2.773	04-20-29	268,000	240,168
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (D)	3.939	02-01-62	240,000	211,593
Hilton Grand Vacations Trust
Series 2018-AA, Class A (D)	3.540	02-25-32	60,749	58,662
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Home Partners of America Trust
Series 2021-2, Class A (D)	1.901	12-17-26	122,904	$104,558
Honda Auto Receivables Owner Trust
Series 2021-2, Class A4	0.550	08-16-27	189,000	173,815
Hyundai Auto Lease Securitization Trust
Series 2022-A, Class A3 (D)	1.160	01-15-25	155,000	148,227
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	96,530	84,061
Series 2022-1A, Class A2I (D)	3.445	02-26-52	300,960	257,690
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (D)	2.730	10-25-48	21,699	21,151
MVW LLC
Series 2020-1A, Class D (D)	7.140	10-20-37	1,163,493	1,053,947
MVW Owner Trust
Series 2018-1A, Class A (D)	3.450	01-21-36	96,997	93,658
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (D)	2.600	08-15-68	135,055	123,914
Neighborly Issuer LLC
Series 2021-1A, Class A2 (D)	3.584	04-30-51	468,860	383,411
Series 2022-1A, Class A2 (D)	3.695	01-30-52	187,583	149,564
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (D)	1.910	10-20-61	461,000	386,255
Series 2021-1, Class B1 (D)	2.410	10-20-61	139,000	112,577
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (D)	3.104	07-25-26	73,747	64,219
PFS Financing Corp.
Series 2020-E, Class A (D)	1.000	10-15-25	263,000	250,820
Progress Residential Trust
Series 2020-SFR1, Class A (D)	1.732	04-17-37	173,831	157,247
Series 2021-SFR8, Class B (D)	1.681	10-17-38	165,000	136,301
Sesac Finance LLC
Series 2019-1, Class A2 (D)	5.216	07-25-49	350,235	318,567
SMB Private Education Loan Trust
Series 2019-B, Class A2A (D)	2.840	06-15-37	251,196	233,448
Series 2020-PTA, Class A2A (D)	1.600	09-15-54	208,670	184,855
Series 2021-A, Class APT2 (D)	1.070	01-15-53	160,782	133,654
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	310,132	273,546
Series 2021-1A, Class A2I (D)	2.190	08-20-51	236,411	184,629
Sunbird Engine Finance LLC
Series 2020-1A, Class A (D)	3.671	02-15-45	185,624	146,819
Taco Bell Funding LLC
Series 2021-1A, Class A2I (D)	1.946	08-25-51	502,205	416,749
TIF Funding II LLC
Series 2021-1A, Class A (D)	1.650	02-20-46	211,772	173,945
Triton Container Finance VIII LLC
Series 2020-1A, Class A (D)	2.110	09-20-45	529,135	444,590
Series 2021-1A, Class A (D)	1.860	03-20-46	291,645	243,515
Vantage Data Centers LLC
Series 2020-1A, Class A2 (D)	1.645	09-15-45	341,000	298,973
32	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2020-2A, Class A2 (D)	1.992	09-15-45	239,000	$191,012
VR Funding LLC
Series 2020-1A, Class A (D)	2.790	11-15-50	352,857	307,408
VSE VOI Mortgage LLC
Series 2017-A, Class A (D)	2.330	03-20-35	102,230	97,056
Wendy’s Funding LLC
Series 2021-1A, Class A2I (D)	2.370	06-15-51	292,300	226,466
Willis Engine Structured Trust V
Series 2020-A, Class A (D)	3.228	03-15-45	104,732	82,624
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (D)	3.238	07-30-51	231,075	183,640

	Shares	Value
Common stocks 0.2% (0.1% of Total investments)		$235,375
(Cost $312,500)
Utilities 0.2%		235,375
Multi-utilities 0.2%

Algonquin Power & Utilities Corp.	6,250	235,375
Preferred securities 0.5% (0.3% of Total investments)		$673,599
(Cost $721,943)
Communication services 0.1%		117,024
Wireless telecommunication services 0.1%
Telephone & Data Systems, Inc., 6.625% (B)	5,825	117,024
Financials 0.2%		223,782
Banks 0.2%
Wells Fargo & Company, 7.500%	192	223,782
Utilities 0.2%		332,793
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%	4,050	200,232
Multi-utilities 0.1%
NiSource, Inc., 7.750% (A)(B)	1,300	132,561

	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)		$202
(Cost $0)
LSC Communications, Inc. (D)(J)	321,000	202

	Yield (%)	Shares	Value
Short-term investments 1.9% (1.2% of Total investments)			$2,564,993
(Cost $2,565,023)
Short-term funds 1.9%			2,564,993
John Hancock Collateral Trust (K)	3.1986(L)	256,730	2,564,993

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	33

Total investments (Cost $254,504,512) 167.4%	$221,266,445
Other assets and liabilities, net (67.4%)	(89,081,210)
Total net assets 100.0%	$132,185,235

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is on loan as of 10-31-22, and is a component of the fund’s leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-22 was $89,018,653. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $21,833,903.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $66,862,603 or 50.6% of the fund’s net assets as of 10-31-22.
(E)	Non-income producing - Issuer is in default.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Non-income producing security.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(L)	The rate shown is the annualized seven-day yield as of 10-31-22.
At 10-31-22, the aggregate cost of investments for federal income tax purposes was $255,957,179. Net unrealized depreciation aggregated to $34,690,734, of which $231,626 related to gross unrealized appreciation and $34,922,360 related to gross unrealized depreciation.
34	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-22

Assets
Unaffiliated investments, at value (Cost $251,939,489)	$218,701,452
Affiliated investments, at value (Cost $2,565,023)	2,564,993
Total investments, at value (Cost $254,504,512)	221,266,445
Cash	18,482
Interest receivable	1,864,884
Receivable for investments sold	16,876,077
Receivable for delayed delivery securities sold	1,482,699
Other assets	21,350
Total assets	241,529,937
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	16,133,018
Payable for delayed delivery securities purchased	1,478,527
Interest payable	319,277
Payable to affiliates
Accounting and legal services fees	8,046
Other liabilities and accrued expenses	105,834
Total liabilities	109,344,702
Net assets	$132,185,235
Net assets consist of
Paid-in capital	$175,067,706
Total distributable earnings (loss)	(42,882,471)
Net assets	$132,185,235

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$11.35
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	35

STATEMENT OF OPERATIONS For the year ended 10-31-22

Investment income
Interest	$9,688,900
Dividends	108,643
Dividends from affiliated investments	39,620
Less foreign taxes withheld	(3,055)
Total investment income	9,834,108
Expenses
Investment management fees	1,335,643
Interest expense	1,697,916
Accounting and legal services fees	23,971
Transfer agent fees	54,882
Trustees’ fees	37,611
Custodian fees	33,006
Printing and postage	9,233
Professional fees	84,230
Stock exchange listing fees	23,756
Other	16,188
Total expenses	3,316,436
Less expense reductions	(21,258)
Net expenses	3,295,178
Net investment income	6,538,930
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(8,149,108)
Affiliated investments	(1,553)
(8,150,661)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(40,648,844)
Affiliated investments	(30)
(40,648,874)
Net realized and unrealized loss	(48,799,535)
Decrease in net assets from operations	$(42,260,605)
36	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-22	Year ended 10-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,538,930	$8,293,699
Net realized gain (loss)	(8,150,661)	4,274,511
Change in net unrealized appreciation (depreciation)	(40,648,874)	(2,899,177)
Increase (decrease) in net assets resulting from operations	(42,260,605)	9,669,033
Distributions to shareholders
From earnings	(10,716,025)	(10,281,607)
Total distributions	(10,716,025)	(10,281,607)
Total decrease	(52,976,630)	(612,574)
Net assets
Beginning of year	185,161,865	185,774,439
End of year	$132,185,235	$185,161,865
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	37

STATEMENT OF CASH FLOWS For the year ended   10-31-22

Cash flows from operating activities
Net decrease in net assets from operations	$(42,260,605)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(254,198,158)
Long-term investments sold	248,439,375
Net purchases and sales of short-term investments	21,608,746
Net amortization of premium (discount)	949,299
(Increase) Decrease in assets:
Dividends and interest receivable	290,714
Receivable for investments sold	(16,780,396)
Receivable for delayed delivery securities sold	(1,482,699)
Other assets	(3,091)
Increase (Decrease) in liabilities:
Payable for investments purchased	14,447,428
Payable for delayed delivery securities purchased	(9,816,324)
Interest payable	265,450
Payable to affiliates	(2,425)
Other liabilities and accrued expenses	(41,665)
Net change in unrealized (appreciation) depreciation on:
Investments	40,648,874
Net realized (gain) loss on:
Investments	8,150,661
Net cash provided by operating activities	$10,215,184
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(10,716,025)
Net cash used in financing activities	$(10,716,025)
Net decrease in cash	$(500,841)
Cash at beginning of year	$519,323
Cash at end of year	$18,482
Supplemental disclosure of cash flow information:
Cash paid for interest	$(1,432,466)
38	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	10-31-22	10-31-21	10-31-20	10-31-19	10-31-18
Per share operating performance
Net asset value, beginning of period	$15.90	$15.95	$15.57	$14.22	$15.57
Net investment income[1]	0.56	0.71	0.65	0.60	0.66
Net realized and unrealized gain (loss) on investments	(4.19)	0.12	0.48	1.42	(1.27)
Total from investment operations	(3.63)	0.83	1.13	2.02	(0.61)
Less distributions
From net investment income	(0.70)	(0.84)	(0.75)	(0.67)	(0.74)
From net realized gain	(0.22)	(0.04)	—	—	—
Total distributions	(0.92)	(0.88)	(0.75)	(0.67)	(0.74)
Net asset value, end of period	$11.35	$15.90	$15.95	$15.57	$14.22
Per share market value, end of period	$10.48	$15.46	$15.44	$14.58	$13.14
Total return at net asset value (%)[2,3]	(23.60)	5.36	7.78	14.84	(3.76)
Total return at market value (%)[2]	(27.45)	5.83	11.42	16.37	(6.50)
Ratios and supplemental data
Net assets, end of period (in millions)	$132	$185	$186	$181	$166
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	1.30	1.67	2.55	2.34
Expenses including reductions[4]	2.08	1.29	1.66	2.54	2.32
Net investment income	4.13	4.42	4.15	3.99	4.44
Portfolio turnover (%)	101	60	66	50	68
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[5]	$2,448	$3,028	$3,035	$2,986	$2,814

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 1.01%, 0.94%, 0.95%, 0.98% and 1.01% for the periods ended 10-31-22, 10-30-21, 10-31-20, 10-31-19 and 10-31-18, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	39

Notes to financial statements
Note 1—Organization
John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
40	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2022, by major security category or type:
	Total value at 10-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$73,706,034	—	$73,706,034	—
Foreign government obligations	940,473	—	940,473	—
Corporate bonds	107,628,146	—	107,628,146	—
Municipal bonds	531,303	—	531,303	—
Term loans	1,343,580	—	1,343,580	—
Collateralized mortgage obligations	17,957,901	—	17,957,901	—
Asset backed securities	15,684,839	—	15,684,839	—
Common stocks	235,375	$235,375	—	—
Preferred securities	673,599	673,599	—	—
Escrow certificates	202	—	202	—
Short-term investments	2,564,993	2,564,993	—	—
Total investments in securities	$221,266,445	$3,473,967	$217,792,478	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2022, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	41

extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued
42	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2022, the fund has a short-term capital loss carryforward of $4,818,144 and a long-term capital loss carryforward of $4,162,787 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2022 and 2021 was as follows:
	October 31, 2022	October 31, 2021
Ordinary income	$8,926,367	$10,281,607
Long-term capital gains	1,789,658	—
Total	$10,716,025	$10,281,607
As of October 31, 2022, the components of distributable earnings on a tax basis consisted of $789,194 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	43

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 7), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $21,258 for the year ended October 31, 2022.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2022, were equivalent to a net annual effective rate of 0.53% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
44	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Note 5—Fund share transactions
On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2022 and December 31, 2022, up to 10% of its outstanding common shares as of December 31, 2021. The share repurchase plan will remain in effect between January 1, 2022 and December 31, 2022.
During the years ended October 31, 2022 and 2021, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets.
Note 6—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2022 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2022, the LA balance of $91,300,000 was comprised of $55,742,242 from the line of credit and
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	45

$35,557,758 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.600% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2022, the fund had an aggregate balance of $91,300,000 at an interest rate of 4.40%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2022, the average balance of the LA and the effective average interest rate were $91,300,000 and 1.86%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 8, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 8—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants such as the fund and SSB will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the LA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a
46	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund’s performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $98,051,488 and $120,778,662, respectively, for the year ended October 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $156,146,670 and $127,660,713, respectively, for the year ended October 31, 2022.
Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	256,730	—	$44,536,492	$(41,969,916)	$(1,553)	$(30)	$39,620	—	$2,564,993
Note 11—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Securities Trust (the "Fund") as of October 31, 2022, the related statements of operations and cash flows for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $1,789,658 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objectives
The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk.
Principal Investment Strategies
Under normal circumstances the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Not more than 20% of the Fund’s total assets will consist of such preferred securities and common stocks believed by the Fund to provide a sufficiently high yield to attain the Fund’s investment objective. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper.
The Fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)), or in unrated securities determined by the Fund’s investment advisor or subadvisor to be of comparable credit quality. The Fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the Fund’s advisor or subadvisor to be of comparable quality.
Although the Fund will focus on securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States that are payable in U.S. dollars, including emerging markets. The Fund may also invest in mortgage-backed and asset-backed securities, including collateralized mortgage obligations. In addition, the Fund may invest in repurchase agreements.
The Fund may also invest in derivatives such as swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The Fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
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Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance.  Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus disease (COVID-19) has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Emerging Markets risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and investing in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may
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perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG scores or exclude companies with high ESG scores in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: swaps and reverse repurchase agreements. Swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 6 —Leverage risk” above.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities as of December 31, 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
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Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended October 31, 2022, distributions from net investment income totaling $0.6954 per share and distributions from capital gains totaling $0.2247 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2021	$0.2276
March 31, 2022	0.1780
June 30, 2022	0.1682
September 30, 2022	0.1216
Total	$0.6954

Payment Date	Additional Distributions
December 31, 2021	$0.2247

Total	$0.9201
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
54	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
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Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
56	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
58	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board also reviewed comparisons of the fund’s performance to the peer group, but noted the limited size of the peer group. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	59

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
60	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	61

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
62	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	183
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	183
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2005	183
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	63

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022)
Deborah C. Jackson, Born: 1952	2008	183
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	2005	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
64	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	183
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	65

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Each Trustee was most recently elected on February 14, 2022, excluding Ms. Ellison, Mr. Garfield, Ms. Lizarraga, and Mr. Lorentz, who will stand for election in 2023. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed to serve as Independent Trustee effective as of September 20, 2022.
†	Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
66	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHS

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	67

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2574494	P6A 10/22
12/2022

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Income Securities Trust for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $54,196 for the fiscal year ended October 31, 2022 and $51,376 for the fiscal year ended October 31, 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Income Securities Trust for audit-related fees amounted to $5 for the fiscal year ended October 31, 2022 and $207 for the fiscal year ended October 31, 2021. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to a software licensing fee and internal controls review.

(c) Tax Fees

The aggregate fees for John Hancock Income Securities Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $4,110 for the fiscal year ended October 31, 2022 and $3,914 for the fiscal year ended October 31, 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock Income Securities Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $163 for the fiscal year ended October 31, 2022 and $271 for the fiscal year ended October 31, 2021. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended October 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,198,914 for the fiscal year ended October 31, 2022 and $1,211,415 for the fiscal year ended October 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC ("Manulife IM (US)") portfolio managers

Below is a list of the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years.

The information provided is as of the filing date of this N-CSR.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012) Second Vice President, John Hancock Investment Management, LLC (1993–2005) Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2005

Began business career in 1979

Managed the Fund since 2005

Connor Minnaar, CFA

Senior Director and Associate Portfolio Manager

Joined Manulife IM (US) in 2006

Began business career in 2002

Managed fund since 2022

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2022. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	16	31,788	36	7,601	19	10,050
Given, CFA
Howard C.	15	31,585	37	7,601	19	10,050
Greene,
CFA

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Connor	16	35,318	29	5,414	19	10,050
Minnaar,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional's support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

•Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2022, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Portfolio Manager	Ownership in the Fund

Jeffrey N. Given, CFA	$1-10,000

Howard C. Greene,	$1-$10,000
CFA

Connor Minnaar, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

    (a)Not applicable.

(b)                     REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
	Total number of		shares purchased as	shares that may yet
		price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-21	-	-	-	1,164,659
Dec-22	-	-	-	1,164,659
Jan-22	-	-	-	1,164,659
Feb-22	-	-	-	1,164,659
Mar-22	-	-	-	1,164,659
Apr-22	-	-	-	1,164,659
May-22	-	-	-	1,164,659
Jun-22	-	-	-	1,164,659
Jul-22	-	-	-	1,164,659
Aug-22	-	-	-	1,164,659
Sep-22	-	-	-	1,164,659
Oct-22	-	-	-	1,164,659
Total	-	-

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2021. The current share repurchase plan will remain in effect between January 1, 2022 to December 31, 2022.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	December 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	December 14, 2022
By:	Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 14, 2022